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                                                                   EXHIBIT 10.45

          AMENDMENT TO LOAN AGREEMENT AND EXTENSION OF PROMISSORY NOTE


        THIS AMENDMENT TO LOAN AGREEMENT AND EXTENSION OF PROMISSORY NOTE (this "Amendment") is dated as of January 12, 2001, but made effective only as of the Effective Date defined herein, by and between FIRSTCITY HOLDINGS CORPORATION (the "Borrower") and CFSC CAPITAL CORP. XXX (the "Lender").

                                    RECITALS

        The Borrower and the Lender have entered into a Loan Agreement dated as of April 6, 2000 (the "Loan Agreement"), pursuant to which the Borrower has issued a Promissory Note to the Lender dated as of April 6, 2000 (the "Note"), evidencing debt in the amount of Seventeen Million Dollars ($17,000,000.00). The Borrower has requested that the Lender extend the maturity date of the Note and increase the maximum amount that the Lender will lend to the Borrower pursuant to the Loan Agreement. The Lender has agreed to do so, on the terms and conditions and for the consideration set forth herein.

        The capitalized terms used herein shall have the meanings prescribed in the Loan Agreement, unless otherwise defined herein.

        NOW, THEREFORE, in consideration of the foregoing and of the mutual promises and covenants contained herein, the parties hereto agree as follows:

        1. Defined Terms. The definitions of the terms "Maturity Date" and "Maximum Line" in the Loan Agreement are deleted in their entirety and replaced with the following:

                "Maturity Date" shall mean March 31, 2002.

                "Maximum Line" shall mean Thirty Million Dollars
($30,000,000.00).

        2. Extension of Promissory Note. The Maturity Date of the Note is hereby extended to be the Maturity Date as defined pursuant to this Amendment.

        3. Conditions to this Amendment/Effective Date. The Lender has entered into a Subordination Agreement with Bank of Scotland ("BOS") dated as of April 6, 2000, (the "Subordination Agreement") pursuant to which BOS agreed to subordinate the "Subordinated Creditors' Liens" (as defined in the Subordination Agreement) to the lien of the Lender pursuant to the Loan Agreement and the Loan Documents in an amount not to exceed Seventeen Million Dollars ($17,000,000.00) plus interest and fees, charges or expenses payable under the Loan Agreement. Affiliates of the Lender and the Borrower have entered into a Right of First Refusal Agreement and Due Diligence Reimbursement Agreement dated January 30, 1998, as amended by First Amendment dated February 16, 1999 and Second Amendment dated as of April 6. 2000 (as amended, the "Frame Agreement") providing to affiliates of Cargill Financial Services Corporation ("CFSC"), including without limitation the Borrower, certain exclusive rights with respect to participation in the purchase or other acquisition of certain assets, and providing for


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compensation by CFSC of the Servicer for certain expenses of due diligence in connection with such purchases or acquisitions. It is a precondition to the effectiveness of this Amendment that (a) the Subordination Agreement be amended to obtain BOS's consent to the extension of the Maturity Date hereunder and to increase the amount of the Lender's lien to which BOS's lien is subordinate to accommodate the increase of the Maximum Line provided herein; and (b) the term of the Frame Agreement be extended to March 31, 2002. The Effective Date of this Amendment shall be the date on which all parties to the Subordination Agreement and Frame Agreement have executed amendments thereto in form and content acceptable to the Borrower and the Lender.

        3. No Other Modifications/No Waivers. The Borrower and the Lender agree that, except as provided herein, the terms and provisions of the Note, the Loan Agreement, the Security Agreement and the other Loan Documents are not modified or amended, and shall remain in full force and effect according to their terms. The execution of this Amendment shall not be deemed to be a waiver of any Event of Default under the Loan Agreement or breach, default or event of default or termination event under any other Loan Document, whether or not known to the Lender and whether or not existing on the date of this Amendment..

        4. Representations and Warranties. All of the representations and warranties contained in the Loan Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

        5. Counterpart Execution. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same agreement.



                            [Signature Page Follows]

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        IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.


CFSC CAPITAL CORP. XXX              FIRSTCITY HOLDINGS CORPORATION


By:                                 By:
    -----------------------------       ------------------------------------
Name:                               Name:
      ---------------------------         ----------------------------------
Its:                                Its:
     ----------------------------        -----------------------------------



                 [Signature Page for Amendment to Loan Agreement
                        and Extension of Promissory Note]




                         [Consents of Guarantors Follow]

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CONSENTS OF GUARANTORS


                FIRSTCITY COMMERCIAL CORPORATION, FIRSTCITY MEXICO, INC., AND FIRSTCITY INTERNATIONAL CORPORATION, each subsidiaries of the Borrower and Guarantors pursuant to separate Guarantees of the Loan in favor of the Lender dated as of April 6, 2000, hereby consent to the above Amendment to Loan Agreement and Extension of Promissory Note.

        FIRSTCITY COMMERCIAL CORPORATION           Date:
                                                        -----------------

        By:
           -----------------------------
        Name:
             ---------------------------
        Its:
            ----------------------------


        FIRSTCITY MEXICO, INC.                     Date:
                                                        -----------------

        By:
           -----------------------------
        Name:
             ---------------------------
        Its:
            ----------------------------


        FIRSTCITY INTERNATIONAL CORPORATION        Date:
                                                        -----------------

        By:
           -----------------------------
        Name:
             ---------------------------
        Its:
            ----------------------------